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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  March 9, 2001
                    ----------------------------------------
                    (Report Date of Earliest Event Reported)


                        Millennium Pharmaceuticals, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


            DELAWARE                     0-28494                04-3177038
----------------------------        -----------------      -------------------
(State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                File Number)        Identification No.)


        75 Sidney Street, Cambridge, Massachusetts               02139
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code: (617) 679-7000
                                                           --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)


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ITEM 5:  OTHER EVENTS


         On March 12, 2001, Millennium Pharmaceuticals, Inc. (the "Company") issued a press release to announce that it had entered into an alliance with Abbott Laboratories covering the discovery, development and commercialization of drugs for the treatment of certain metabolic diseases and the purchase of an equity interest in the Company by Abbott. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





March 12, 2001                     MILLENNIUM PHARMACEUTICALS, INC.



                                   By: /s/ JOHN B. DOUGLAS III
                                       John B. Douglas III
                                       Senior Vice President and General Counsel



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                                  EXHIBIT INDEX


EXHIBIT NUMBER             DESCRIPTION


99.1                       Press Release dated March 12, 2001




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